UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2024 (July 3, 2024)
Commission File Number: 1-35106

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware		27-5403694
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

11 Penn Plaza,
New York,	NY	10001
(Address of principal executive offices)		(Zip Code)

(212) 324-8500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMCX	The	NASDAQ	Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Marianne Dolan Weber as a Class B Director

On July 3, 2024, Marianne Dolan Weber, a Class B Director of AMC Networks Inc. (the “Company”), notified the Company that she will be resigning as a director of the Board of Directors, effective as of July 8, 2024.

Appointment of Christopher Cox as a Class B Director

On July 10, 2024, the Class B Directors of the Company appointed Christopher Cox as a new Class B director to fill the Class B director vacancy resulting from Ms. Dolan Weber's resignation, and the Board of Directors of the Company approved his appointment as a Class B director of the Company, effective as of July 12, 2024.

Mr. Cox is a mediator and arbitrator with more than 30 years of experience as a Silicon Valley-based litigator. He is the founder and principal of Cox ADR LLC and also serves as senior counsel with Hogan Lovells US LLP since January 2024. Mr. Cox was a partner with Hogan Lovells from April 2019 to January 2024. Before joining Hogan Lovells, Mr. Cox was a partner with Weil Gotshal & Manges LLP. Mr. Cox is a member of the American Bar Association Dispute Resolutions Section, where he co-chairs the Client Representation Committee and sits on the Arbitration and Mediation Committees.

Mr. Cox is the brother-in-law of Kristin Dolan, the Chief Executive Officer of the Company, and James L. Dolan, the non-executive Chairman of the Company. There were no arrangements or understandings between Mr. Cox and any other person pursuant to which Mr. Cox was selected by the Class B directors as a director.

Mr. Cox will participate in the Company's non-employee director compensation plan on the same terms as the Company's other non-employee directors.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.

Date:	July 10, 2024	By:	/s/ Anne G. Kelly
Anne G. Kelly
Executive Vice President and Corporate Secretary